FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

      THIS SUBLEASE AGREEMENT entered into this 25th day of June, 1991, by and between United Resources, Inc., an Oregon corporation, hereinafter designated as Sublessor, and Robert A. Lamb, Patsy Lamb, Gale L. Lasko and Sandra L. Lasko, an Oregon partnership, DBA Wilsonville Thriftway, hereinafter designated as
Sublessee:

                              W I T N E S S E T H :
                              ---------------------

      WHEREAS, Sublessor intends to enter into an Equipment Lease (as amended from time to time, the "Prime Lease"), with Metlife Capital Corporation (the "Prime Lessor") for equipment and "fixtures" installed at a supermarket located in Wilsonville, Oregon, commencing on the date set forth in the equipment lease, in substantially the form which is attached hereto as Exhibit A and is hereby incorporated by reference.

      WHEREAS,   Sublessee  desires  to  sublet  said  equipment  and  fixtures,
Sublessor is willing to so sublet, in accordance with the terms and conditions hereinafter set forth; now, therefore,

      IT IS HEREBY AGREED as follows:

      1. Term. Sublessor hereby sublets unto Sublessee the fixtures and equipment described in the Prime Lease for a term of thirty-six months commencing July 1, 1991 and ending June 1, 1994. Sublessee may, for so long as Sublessee is not in default under the terms of this Sublease, cause Sublessor to renew or extend the Prime Lease, or Sublessee may exercise the right of Sublessor to purchase equipment under the Prime Lease, by giving

Page 1 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

Sublessor 15 days' notice prior to the date that such renewal, extension or purchase must be exercised.

      2. Performance of Prime Lease Obligations. Sublessee shall make monthly payments to Sublessor pursuant to the formula set forth on Exhibit A-1, which is attached hereto and by this reference incorporated herein, as indicated therein. Sublessee covenants and agrees to pay for the whole of said term the same rental, except as modified pursuant to Exhibit A-1, together with all affirmative covenants pertaining to taxes, assessments, insurance and all of the covenants and obligations to be performed by Sublessor and to make such payments and provide such performance when due by the terms of the Prime Lease and any amendments thereto. Sublessor covenants and agrees to render all payments to the Prime Lessor under the Prime Lease in a timely manner and to take no action to cause a default under the Prime Lease. In the event that Sublessor fails to render any such payment when due, or if Sublessor causes any default under the Prime Lease, Sublessee shall have the right, but not the obligation, to cure such default and to set off any amounts paid to cure such default against any future obligation owed by Sublessee to Sublessor.

      3. Security Deposits. Sublessee shall, upon execution hereof, pay any and all security deposits, as required pursuant to the terms and conditions of the Prime Lease.

     4. Defau1t. The following shall constitute a default under this Sublease:

Page 2 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

          a. Any failure by Sublessee to pay when due rent or any other amount due under the Prize Lease or to perform when due any other obligation of Sublessor under the Prime Lease or any other default under the Prime Lease which continues for up to 75 percent of the cure period provided with respect thereto in the Prime Lease; Sublessor covenants and agrees that upon receipt from the Prime Lessor of any notice of default or alleged defaults to promptly supply Sublessee with a copy of such notice;

          b. Any failure by Sublessee to pay when due rent or any other amount due under this Sublease or, within 30 days of notice of a default in any other obligation hereunder, to perform when due any other obligation of Sublessee hereunder;

          c. If any warranty, representation or statement made or furnished to Sublessor by or on behalf of the Sublessee is false in any material respect when made or furnished;

          d. Any default under any document securing or guarantying the obligations of Sublessee under this Sublease;

          e. Any failure by Sublessee to pay when due and/or satisfy any other present or hereinafter incurred indebtedness or obligation of Sublessee to Sublessor, including but not limited to those arising from Sublessee's purchases of goods and services from Sublessor, any other loans or leases Sublessee may have or enter into with Sublessor, and Sublessee's obligations under the Bylaws of Sublessor and its application for membership in Sublessor;

Page 3 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

          f. If Sublessee makes an assignment for the benefit of creditors, or if, with or without Sublessee's acquiescence, a petition in bankruptcy is filed against Sublessee, or Sublesee is adjudicated a bankrupt or insolvent, or a trustee, receiver or liquidator is appointed for all or part of Sublessee's assets, or a petition or answer is filed by or against Sublensee seeking or acquiescing in any reorganization, liquidation or similar relief under any federal, state or local law relating to bankruptcy, insolvency or other relief for debtors; and

          g. If Sublessee sells or otherwise disposes of all or any substantial portion of the assets of Sublessee located at or associated with the store, other than inventory sold at retail in the ordinary course of business (i.e., at the full retail price customarily charged therefor or at a reduced price pursuant to a retail sale in which the price reduction and sale duration are typical of sales of other retail grocery businesses similarly situated).

     5. Remedies. In the event of any default under this Sublease:

          a. Sublessor shall have the right, at its election then or at any time thereafter, upon notice to Sublessee, to terminate this Sublease or to terminate Sublessee's rights of possession of the equipment without terminating this Sublease;

          b. Sublessor shall have the immediate right, whether or not the Sublease shall have been terminated pursuant to Section 5.a to re-enter and repossess the equipment or any part

Page 4 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT thereof by force, summary proceedings or any other legal or equitable process, all without any liability on Sublessor's part for such entry, repossession or removal;

          c. Sublessor may, whether or not this Sublease shall have been terminated pursuant to Section 5.a resublet the equipment, or any part thereof, in the name of Sublessee, Sublessor or otherwise, without notice to Sublessee, for such term or terms and for such uses as Sublessor, in its absolute discretion, may determine and may collect and receive rents payable by reason of such resubletting (without any liability for any failure to collect such rents); notwithstanding the foregoing, Sublessor shall be subject to such common law duties of mitigation of damages, if any, as are imposed by law on the Prime Lessor;

          d. Sublessor may (but shall be under no obligation to) procure any insurance, pay any rentals, taxes or liens, make any repairs, pay any sums required to be paid, and to do and perform such other acts as may be required of Sublessee hereunder, and any payments so made shall bear interest at the rate of 12 percent per annum, but not in excess of maximum legal rate, from the time of such payment until repaid; and

          e. Sublessor may exercise any and all other rights and remedies afforded to the Lessor upon default under the Prime Lease and any and all other rights and remedies Sublessor may have pursuant to the laws of the state of Oregon. In addition to the other remedies provided above, Sublessor shall be, to the

Page 5 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions of this Sublease, or to a decree compelling performance of this Sublease.

          f. No expiration or termination of this Sublease, repossession of the equipment or any part thereof, or resubletting of the equipment or any part thereof, whether pursuant to the above paragraph or by operation of law or otherwise, shall relieve Sublessee of their liabilities and obligations under this Sublease, all of which shall survive such expiration, termination, repossession or resubletting.

     6. Rights Cumulative, Nonwaiver. No right or remedy herein conferred upon or reserved to Sublessor is intended to be exclusive of any other right or remedy, including without limitation the rights and remedies provided in the Prime Lease, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Sublessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Sublease shall not be construed as a waiver or relinquishment thereof for the future. No waiver by Sublessor of any provision of this Sublease shall be deemed to have been made whether due to the receipt of rent or otherwise, unless expressed in writing and signed by Sublessor.

Page 6 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

     7. Assignment and Subletting. Sublessee acknowledges that provisions for extension options and assignment and subletting in the Prime Lease are applicable to the Prime Lessor and Sublessor only. Sublessee will not assign this Sublease or sublet the premises without the prior written consent of Sublessor which consent shall not be unreasonably withheld, provided that Sublessee is not in default of this Sublease or a material provisions of any agreement with Sublessor.

     8. Covenants, Representations and Warranties.

          a. Sublessee agree to maintain or cause to be maintained the membership of the store in good standing in Sublessor, in accordance with the Bylaws of Sublessor, as long as this Sublease remains in effect.

          b. Sublessee represents and warrants that there are no brokers, finders or other persons entitled to any fee, commission or other compensation in connection with this Sublease, and agrees to hold Sublessor harmless from any claims for such fees, commissions and/or compensation.

          c. Sublessee hereby represents and warrants to Sublessor that the financial statements, appraisals and other documents submitted to Sublessor in connection herewith or pursuant hereto are and shall be true, correct, complete and accurate in every respect and said financial statements fairly and accurately present the assets, liabilities, financial condition and results of operations reflected herein.

Page 7 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

          9. Attorneys' Fees. In the event of the institution of any suit or action to terminate this Sublease, or to interpret or enforce the terms or provisions hereto, the nonprevailing party shall and does hereby agree to pay to the prevailing party, in addition to the costs and disbursements provided by statute, reasonable attorneys, fees in such proceedings or on any appeal from any judgment or decree entered therein.

         10. Notices. Any notice or demand required or permitted to be given under this Sublease shall be deemed to have been properly given when, and only when, the same is in writing and has been deposited in the United States Mail, with postage prepaid, to be forwarded by registered or certified mail and addressed to the party to be notified at the address appearing below its signature. Such addresses may be changed from time to time by serving of notice as above provided.

          11. Substitution of Exhibit. The parties agree that at such time as Sublessor and the Prime Lessor have executed an Equipment Lease in substantially the form as is attached hereto as Exhibit A, such executed Equipment Lease shall supersede Exhibit A and shall become a part of this Sublease as Exhibit A, provided that such executed Equipment Lease is in substantially the form as the form attached as Exhibit A upon execution of this Sublease and does not in any way materially vary from such form.

Page 8 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT

         IN WITNESS WHEREOF, the parties have executed the foregoing Sublease Agreement the day and year first above written.

          SUBLESSOR                      UNITED RESOURCES INC., an Oregon
                                         Corporation


                                         By /s/ [illegible], Pres.
                                            Title

                                         6433 SE  Lake  Road
                                         P. 0. Box 22187
                                         Portland, Oregon 97222

          SUBLESSEE                                        an Oregon Partnership


                                         By /s/ [illegible]
                                            /s/ [illegible]
                                            /s/ [illegible]
                                            /s/ [illegible]

                                         Individually
                                            /s/ [illegible]
                                            /s/ [illegible]
                                            /s/ [illegible]
                                            /s/ [illegible]






page 9 - FIXTURE AND EQUIPMENT SUBLEASE AGREEMENT